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                                                                    EXHIBIT 10.t

                            INTERCREDITOR AGREEMENT


          THIS INTERCREDITOR AGREEMENT (this "Agreement"), dated as of May 31, 1995, between GENERAL ELECTRIC CAPITAL CORPORATION, a corporation organized under the banking laws of the State of New York ("Lender"), and FIRST FINANCIAL MANAGEMENT CORPORATION, a Georgia corporation ("Seller"). Capitalized terms used herein and not otherwise defined herein have the meanings set forth or referred to in Section 1 of this Agreement.

                             W I T N E S S E T H :

          WHEREAS, pursuant to the Lender Documents, the Borrowers have incurred and will incur from time to time the Lender Obligations;

          WHEREAS, pursuant to the Lender Documents, as security for the Lender Obligations, HCCI has granted to Lender a first priority Lien on the Account Collateral, and Parent has granted to Lender, among other things, a second priority Lien on the Stock Collateral;

          WHEREAS, pursuant to the Seller Documents, HCCI and Parent have incurred the Seller Obligations;

          WHEREAS, pursuant to the Seller Documents, as security for the Seller Obligations, Parent has granted to Seller a first priority Lien on the Stock Collateral and HCCI has granted to Seller a second priority Lien on the Account Collateral; and

          WHEREAS, it is a condition precedent to the consummation of the transactions contemplated by the Stock Sale Agreement and to Lender's consent thereto that Lender and Seller execute and deliver this Agreement in order to provide for the relative priority of the Liens of Lender and of Seller in the Collateral and to provide for certain other rights and interests among the parties;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth herein, the parties agree as follows:

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          Section 1. Definitions.

          (a) As used herein, the following terms shall have the meanings indicated:

          "Account Collateral" shall mean all HCCI's Accounts, all deposit, lockbox and other bank accounts of HCCI and all deposits therein and investments made with the funds therein and all Proceeds of the foregoing, whether now owned or hereafter acquired by or arising in favor of HCCI, regardless of where located.

          "Accounts" shall mean, with respect to any Person, all "accounts," as such term is defined in the Code, now owned or hereafter acquired by such Person and, in any event, including: (a) all accounts receivable, other receivables, book debts and other forms of obligations (other than forms of obligations evidenced by chattel paper, documents or instruments) now owned or hereafter received or acquired by or belonging or owing to such Person, whether arising out of goods sold or services rendered by it or from any other transaction (including any such obligations which may be characterized as an account or contract right under the Code); (b) all of such Person's rights in, to and under all purchase orders or receipts now owned or hereafter acquired by it for goods or services; (c) all of such Person's rights to any goods represented by any of the foregoing (including unpaid sellers' rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods); (d) all monies due or to become due to such Person under all purchase orders and contracts for the sale or lease of goods or the performance of services or both by such Person or in connection with any other transaction (whether or not yet earned by performance on the part of such Person) now or hereafter in existence, including, without limitation, the right to receive the proceeds of said purchase orders and contracts; and (e) all collateral security and guarantees of any kind, now or hereafter in existence, given by any Person with respect to any of the foregoing.

          "Accounts Security Agreement" shall mean the Accounts Security Agreement dated as of May 31, 1995 made by HCCI in favor of Lender.

          "Agreement" shall mean this Intercreditor Agreement.

          "Borrowers" shall mean C.I.S., Inc., an Oklahoma corporation, and Hospital Billing Analysis Corporation, a California corporation.

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          "CIS Parties" shall mean Borrowers, HCCI and Parent, the subsidiaries thereof, and their respective successors and assigns.

          "Code" shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided, that in the event that by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or the remedies with respect to, any Secured Creditor's security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "Code" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.

          "Collateral" shall mean the Account Collateral and the Stock
Collateral.

          "Credit Agreement" shall mean the Credit Agreement, dated as of October 15, 1994, as amended by the First Amendment dated as of even date herewith, among Lender, Borrowers and Parent.

          "exercise of remedies" shall mean, with respect to any Collateral, any of the following: (i) the application of such Collateral to the obligations secured thereby; (ii) the repossession of, foreclosure on, or the exercise of any other remedy (judicially or nonjudicially) with respect to such Collateral or any Lien thereon; (iii) the taking of control or possession of such Collateral or the sale or other disposition of any interest in such Collateral;
(iv) the exercise of any right of setoff or assertion of any claims or interests in any such Collateral; (v) the taking of any action to interfere with any rights in respect of such Collateral of any Person recognized as the holder of a first priority Lien on such Collateral pursuant to this Agreement or such holder's ability to realize upon or otherwise deal with such Collateral; or (vi) the commencement or maintenance of any action, suit or other proceeding at law, in equity or otherwise in furtherance of any of the foregoing or to otherwise enforce rights in respect of a Lien on such Collateral or to direct the owner of such Collateral to sell or otherwise dispose of any interest therein. To "exercise remedies" shall mean to take or institute the taking of any exercise of remedies.

          "HCCI" shall mean Hospital Cost Consultants, Inc., a California corporation, and its successors and assigns.

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          "Lender Documents" shall mean the Credit Agreement and the other "Loan
Documents" as defined in the Credit Agreement.

          "Lender Obligations" shall mean all "Obligations" as defined in the Credit Agreement.

          "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, encumbrance, lien (statutory or other), preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever.

          "paid in full" and "payment in full" shall mean (i) with respect to the Lender Obligations, payment in full thereof in cash and termination of the Lender Documents (excluding any provisions which expressly survive termination thereof) and (ii) with respect to the Seller Obligations, payment in full thereof in cash and the termination of the Seller Documents (excluding any provisions which expressly survive termination thereof).

          "Parent" shall mean C.I.S. Technologies, Inc., a Delaware corporation.

          "Person" shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether Federal, state, county, city, municipal or otherwise, including any instrumentality, division, agency, body or department thereof).

          "Proceeds" shall mean all "proceeds," as such term is defined in the Code and, in any event, shall include, with respect to any Person: (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to such Person from time to time with respect to any of its property or assets; (b) any and all payments (in any form whatsoever) made or due and payable to such Person from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of such Person's property or assets by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority); (c) any claim of such Person against third parties for past, present or future infringement or dilution of any intellectual property or for injury to the goodwill associated with any intellectual property; (d) any recoveries by such Person against third parties with respect to any litigation or dispute concerning any of such Person's property or assets; and (e) any and all profits, rentals, receipts and other amounts from time to

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time paid or payable under or in connection with any of such Person's property or assets, upon disposition or otherwise.

          "Secured Creditors" shall mean Lender and Seller.

          "Secured Creditor Documents" shall mean the Lender Documents and the Seller Documents.

          "Seller Documents" shall mean the Seller Note, the Seller Guaranty, the Seller Pledge Agreement and the Seller Security Agreement.

          "Seller Guaranty" shall mean the Corporate Guaranty, dated as of even date herewith, made by Parent in favor of Seller.

          "Seller Note" shall mean the Promissory Note dated May 31, 1995 made by HCCI to Seller in the principal amount of $5,000,000.

          "Seller Obligations" shall mean the obligations of HCCI to pay principal of and interest on the Seller Note and the obligations of the Parent under the Seller Guaranty with respect thereto.

          "Seller Pledge Agreement" shall mean the Pledge Agreement, dated as of even date herewith, made by Parent in favor of Seller.

          "Seller Security Agreement" shall mean the Accounts Security Agreement, dated as of even date herewith, made by HCCI in favor of Seller.

          "Stock Collateral" shall mean all of the issued and outstanding shares of capital stock of HCCI owned or hereafter acquired by Parent, together with all Proceeds thereof and all cash, dividends, additional securities and other property at any time and from time to time receivable or otherwise distributed in respect of or in exchange for any and all of the foregoing.

          "Stock Sale Agreement" shall mean the Stock Purchase and Sale Agreement dated May 31, 1995 among Seller, Microbilt Corporation and Parent, providing for the sale of all of the capital stock of HCCI to Parent.

          (b) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement and section references are to this Agreement unless otherwise specified.

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          (c) For purposes of this Agreement, the following additional rules of construction shall apply: (i) wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter; (ii) the term "including" shall not be limiting or exclusive, unless specifically indicated to the contrary; (iii) all references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations; and
(iv) all references to any instruments or agreements, including references to any of this Agreement and the Secured Creditor Documents, shall include any and all modifications or amendments thereto and any and all extensions or renewals thereof, in each case, made in accordance with the terms hereof.

          (d) Terms not otherwise defined herein which are defined in or used in
Article 9 of the Code shall herein have the respective meanings given to them in such Article 9.

          Section 2.  Account Collateral.

          2.1 Subordination. Notwithstanding the order of filing of any financing statements or the perfection or nonperfection of any Lien or the physical possession of any of the property of any CIS Party by any Secured Creditor or the date, manner or order of granting or attachment of any Lien in favor of any Secured Creditor, and notwithstanding any applicable law, including, without limitation, the Code, or any other circumstance, Secured Creditors hereby agree that the Lien created in favor of Lender in respect of the Account Collateral pursuant to the Lender Documents shall be prior and superior to any Lien or other interests created in favor of or held by Seller in respect of the Account Collateral, such priority, as between Lender and Seller, to give Lender all the rights, powers and privileges of a first priority secured creditor under the Code, other applicable law and otherwise in respect of the Account Collateral, with the rights, powers and privileges of Seller in respect of the Account Collateral being subject and subordinate in all respects to those of Lender.

          2.2 Exercise of Remedies. Until payment in full of the Lender Obligations, Seller shall not exercise remedies with respect to the Account Collateral. Without limiting the generality of the foregoing, unless and until the Lender Obligations have been paid in full, the sole right of Seller with respect to the Account Collateral is to hold a Lien on the Account Collateral pursuant to the Seller Documents for the period and to the extent granted therein

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and to receive the Proceeds thereof, if any, after payment in full of the Lender
Obligations. Lender shall have the exclusive right to exercise remedies in respect of the Account Collateral and to apply all Proceeds of Account
Collateral to the Lender Obligations and, provided Lender has no actual knowledge that the Seller Obligations have been accelerated, to make Proceeds of Account Collateral available to the CIS Parties, in such order and manner as Lender shall deem fit, with no duty or other obligations to account therefor to Seller. Without limiting the foregoing, Seller acknowledges that Lender may have "lock-box" and other cash collateral arrangements in place which will subject all cash and other Account Collateral of the CIS Parties to the Lien under the Lender Documents and which will result in collection of Proceeds of Account Collateral and application thereof to the Lender Obligations.

          2.3 Proceeds; Payments Over. If Seller receives any Proceeds of Account Collateral in contravention of this Agreement, Seller shall promptly so notify Lender and shall segregate and hold in trust and pay over to Lender such Proceeds in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. Lender is hereby authorized to make any such endorsements as, and is hereby appointed in connection therewith, the attorney-in-fact for Seller. This appointment is coupled with an interest and is irrevocable. After all of the Lender Obligations have been paid in full, Lender shall remit or deliver to Seller any surplus or remaining Account Collateral which is collateral for the Seller Obligations.

          2.4 Collateral Releases. To the extent any Account Collateral is sold or otherwise disposed of either by Lender, its agents, or any CIS Party, with the consent of Lender, and provided that any surplus Proceeds of any such sale or other disposition (after application of such Proceeds to the payment of the Lender Obligations) are paid to Seller for application to the Seller Obligations, Seller will, immediately upon the request of Lender, release or otherwise terminate its Lien upon the Account Collateral, in accordance with this Agreement and applicable law, and promptly following such request, Seller will deliver such release documents as Lender may reasonably require in connection therewith.

          2.5 Seller's Right To Receive Payments. Anything herein to the contrary notwithstanding, Seller (so long as Seller has not been notified that an Event of Default has occurred under, and as defined in, any of the Lender Documents) shall have the right to receive from HCCI or Parent, and to retain free of any rights of Lender

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therein, payments and prepayments of the Seller Obligations regardless of whether the source of any such payment or prepayment may be Proceeds of Account Collateral, and Seller shall be under no duty to inquire into the source of any such payment or prepayment. Nothing in the parenthetical contained in this
Section 2.5 shall be construed to impair the right of Seller to receive and retain from HCCI and Parent payments and prepayments of the Seller Obligations the source of which is not Proceeds of Account Collateral or subordinate the Seller Obligations to the Lender Obligations.

          Section 3.  Stock Collateral

          3.1 Subordination. Notwithstanding the order of filing of any financing statements or the perfection or nonperfection of any Lien or the physical possession of any of the property of any CIS Party by any Secured Creditor or the date, manner or order of granting or attachment of any Lien in favor of any Secured Creditor, and notwithstanding any applicable law, including, without limitation, the Code, or any other circumstance, Secured Creditors hereby agree that the Lien created in favor of Seller in respect of the Stock Collateral pursuant to the Seller Documents shall be prior and superior to any Lien or other interests created in favor of or held by Lender in respect of the Stock Collateral, such priority, as between Lender and Seller, to give Seller all the rights, powers and privileges of a first priority secured creditor under the Code, other applicable law and otherwise in respect of the Stock Collateral, with the rights, powers and privileges of Lender in respect of the Stock Collateral being subject and subordinate in all respects to those of Seller.

          3.2 Exercise of Remedies. Until payment in full of the Seller Obligations, Lender shall not exercise remedies with respect to the Stock Collateral. Without limiting the generality of the foregoing, unless and until the Seller Obligations have been paid in full, the sole right of Lender with respect to the Stock Collateral is to hold a Lien on the Stock Collateral pursuant to the Lender Documents for the period and to the extent granted therein and to receive the Proceeds thereof, if any, after payment in full of the Seller Obligations. Seller shall have the exclusive right to exercise remedies in respect of the Stock Collateral and to apply all Proceeds of Stock Collateral to the Seller Obligations.

          3.3 Proceeds; Payments Over. Lender shall notify Seller if it receives any Proceeds of Stock Collateral. If Lender receives any Proceeds of Stock Collateral in contravention of this Agreement, Lender shall

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segregate and hold in trust and pay over to Seller such Proceeds in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. Seller is hereby authorized to make any such endorsements as, and is hereby appointed in connection therewith, the attorney-in-fact for Lender. This appointment is coupled with an interest and is irrevocable. After all of the Seller Obligations have been paid in full, Seller shall remit or deliver to Lender any surplus or remaining Stock Collateral which is collateral for the Lender Obligations.

          3.4 Collateral Releases. To the extent any Stock Collateral is sold or otherwise disposed of either by Seller, its agents, or any CIS Party, with the consent of Seller, and provided that any surplus Proceeds of any such sale or other disposition (after application of such Proceeds to the payment of the Seller Obligations) are paid to Lender for application to the Lender Obligations, Lender will, immediately upon the request of Seller, release or otherwise terminate its Lien upon the Stock Collateral, in accordance with this Agreement and applicable law, and promptly following such request, Lender will deliver such release documents as Seller may reasonably require in connection therewith.

          Section 4. Consent; Notice; Lien Priority; Waivers; Bailee For Perfection; Other Matters.

          4.1 Consent; Notice. Seller acknowledges and consents to the granting by CIS Parties of a Lien on the Collateral in favor of Lender to secure the Lender Obligations pursuant to the Lender Documents and Seller agrees that it shall not (and hereby waives any right to) contest in any proceeding the validity, priority or enforceability (as limited by this Agreement) of Lender's Lien on the Collateral. Lender acknowledges and consents to the granting by CIS Parties of a Lien on the Collateral in favor of Seller to secure the Seller Obligations pursuant to the Seller Documents and Lender agrees that it shall not (and hereby waives any right to) contest in any proceeding the validity, priority or enforceability (as limited by this Agreement) of Seller's Lien on the Collateral. Secured Creditors hereby agree that the execution and delivery of this Agreement shall constitute written notice to each other of their respective Liens on the Collateral.

          4.2  Lien Priority.  The Lien priorities provided in Sections 2.1 and
3.1 shall not be altered or otherwise affected by any modification, renewal, restatement, extension or refinancing of any obligations owed to any Secured Creditor or any Secured Creditor Document, nor by

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any action or inaction which any Secured Creditor may take or fail to take in respect of the Collateral.

          4.3 No Warranties or Liability. (a) Secured Creditors acknowledge and agree that neither has made any representation or warranty with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Secured Creditor Documents. No Secured Creditor shall have any duty to the other to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any of their respective agreements with the CIS Parties (including any Secured Creditor Document), regardless of any knowledge thereof which they may have or be charged with. No Secured Creditor shall be liable to the other for any action or failure to act or for any error of judgment, negligence, or mistake, or oversight whatsoever on the part of any such Secured Creditor or such Secured Creditor's agents, officers, employees or attorneys with respect to any transaction relating to the Secured Creditor Documents. The preceding sentence shall not, however, relieve a Secured Creditor from liability for a breach of the specific terms and conditions of this Agreement by such Secured Creditor or a breach of applicable law.

          (b) Except as provided in Section 4.8 hereof, each Secured Creditor shall be solely responsible for perfecting and maintaining the perfection of its Lien on the Collateral in which such Secured Creditor has been granted a Lien. The foregoing provisions of this Agreement are intended solely to govern the respective Lien priorities as among Secured Creditors and shall not impose on any Secured Creditor any obligations in respect of the disposition of Proceeds of any exercise of remedies with respect to any Collateral which would conflict with prior perfected claims therein in favor of any other Person.

          4.4 No Waiver of Subordination and Lien Priority Provisions. No right of any Secured Creditor to enforce the subordination and lien priority provisions of this Agreement shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any CIS Party or by any act or failure to act by such Secured Creditor, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement or any of the Secured Creditor Documents, regardless of any knowledge thereof which such Secured Creditor may have or be otherwise charged with.

          4.5. Waiver of Marshalling and Valuation. Seller hereby agrees that any Proceeds of the Account Collateral or any other property or collateral securing the Lender

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Obligations received by Lender may be applied, reversed, and reapplied, in whole or in part, to any of the Lender Obligations, as Lender, in its sole discretion, deems appropriate. Lender hereby agrees that any Proceeds of the Stock
Collateral received by Seller may be applied, reversed, and reapplied, in whole or in part, to any of the Seller Obligations, as Seller, in its sole discretion, deems appropriate. Each Secured Creditor with respect to its Lien on the Collateral agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisement, valuation or other similar right of a secured creditor that may otherwise be available under applicable law.

          4.6. Amendments to Seller Documents. Without the prior written consent of Lender, no Seller Document shall be amended, modified or supplemented.

          4.7. Rights As Unsecured Creditors. Notwithstanding anything to the contrary in this Agreement, but subject to the limitations of Sections 2.2 and 3.2, Secured Creditors may exercise rights and remedies as an unsecured creditor against the CIS Parties in accordance with the terms of the Secured Creditor Documents, any other applicable agreements with any of the CIS Parties or any applicable law.

          4.8. Bailee for Lender Perfection. Seller agrees to continually hold the shares representing the Stock Collateral in its possession as bailee for Lender and any permitted assignee thereof solely for the purpose of perfecting the security interest granted in the Stock Collateral pursuant to the Lender Documents. Upon payment in full of the Seller Obligations, Seller shall deliver possession of the shares representing the Stock Collateral then in its possession to Lender or as otherwise ordered by a court. Nothing contained in this Section 4.8 shall in any way impair the right of Seller to exercise remedies in respect of the Stock Collateral or to apply Proceeds of the Stock Collateral to the Seller Obligations.

          4.9. Bailee for Seller Perfection. Lender agrees to hold the Proceeds of any Account evidenced by any instrument, if any, in its possession and delivered by HCCI to Lender pursuant to Section 5(a) of the Accounts Security Agreement as bailee for Seller and any permitted assignee thereof solely for the purpose of perfecting the security interest granted in the Account Collateral pursuant to the Seller Documents. Upon payment in full of the Lender Obligations, Lender shall deliver possession of any such instrument then in its possession to Seller or as otherwise

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ordered by a court. Nothing contained in this Section 4.9 shall in any way impair the right of Lender to exercise remedies in respect of the Account Collateral or to apply Proceeds of the Account Collateral to the Lender Obligations or to return any such instrument to HCCI upon payment or other satisfaction thereof.

          Section 5.  Bankruptcy Matters.

          5.1 Bankruptcy. (a) This Agreement shall be applicable both before and after the commencement, whether voluntary or involuntary, of any case of any CIS Party under the United States Bankruptcy Code and all references herein shall be deemed to apply to any such CIS Party as a debtor-in-possession and to any trustee in bankruptcy for the estate of such CIS Party.

          (b) Notwithstanding anything to the contrary contained in this Section 5, in the event that any Secured Creditor is required under any bankruptcy or other law to return to any CIS Party, the estate in bankruptcy thereof, any third party or any trustee, receiver or other representative thereof any payment or distribution of assets, whether in cash, property or securities, which constitutes the Collateral and to the extent such Secured Creditor had or has a Lien therein, including proceeds thereof, as contemplated by this Agreement (a "Reinstatement Distribution"), then to the extent permitted by law, this Agreement and the subordination with respect to such assets or proceeds thereof pursuant hereto shall be reinstated with respect to any such Reinstatement Distribution to the extent that the claim of such Secured Creditor resulting from the return of such Reinstatement Distribution is entitled to a priority under such bankruptcy or other law at least equal to the general unsecured obligations of the debtor therein existing prior to the commencement of any such bankruptcy case or other proceeding. No Secured Creditor shall be required to contest its obligation to return such Reinstatement Distribution if such Secured Creditor elects for any reason not to contest such obligation.

          5.2 Filing of Claims. In the event of the commencement of any case under the United States Bankruptcy Code or any similar proceeding in respect of HCCI or Parent, each Secured Creditor may file proofs of claim and other pleadings and motions with respect to the Collateral in which it holds a Lien, so long as such proofs of claim and other pleadings and motions are not contrary to the provisions of this Agreement.

          Section 6.  Miscellaneous.

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          Section 6.1. Termination. This Agreement shall remain in full force and effect and be enforceable against each party hereto according to its terms and shall terminate upon the earlier of payment in full of all of the Seller Obligations or the payment in full of all the Lender Obligations. This is a continuing agreement of subordination and Lender may continue, at any time and without notice to Seller to extend credit and other financial accommodations and lend monies to or for the benefit of any CIS Party on the faith hereof. Each of Seller and Lender hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement.

          Section 6.2. Notices. All notices, and other communications provided for hereunder shall be in writing (including telecopy communication) and mailed, telecopied, or delivered by hand, if to Lender to General Electric Capital Corporation, 501 Merritt Seven, Norwalk, CT 06851 Attention: Daniel R. Pengue,
Telecopier: (203) 840-4580, with copies to Legal Counsel, Telecopier: (203) 840-4520, or if to Seller to First Financial Management Corporation, 3 Corporate Square, Suite 700, Atlanta, Georgia 30329, Attention: Legal Department,
Telecopier: (404) 636-7632 or as designated by a party in a written notice to the other party complying as to delivery with the terms of this Section. All such notices and other communications shall be effective as follows: (a) when mailed, after five days of the date deposited in the mails, (b) when sent by telecopy, upon confirmation of receipt, and (c) when delivered by hand, upon delivery to the addressee.

          Section 6.3. Governing Laws; Severability; Waiver of Jury Trial. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity and without invalidating the remaining provisions of this Agreement. EACH OF LENDER AND SELLER IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT.

          Section 6.4. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors and assigns. Seller shall not assign its rights hereunder, except to an affiliate, without the prior written consent of Lender. Lender shall not assign its rights hereunder, except to an affiliate or as contemplated by Section 9.2 of the Credit Agreement, without the prior

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written consent of Seller. If the Lender Obligations are assigned or participated as contemplated by Section 9.2 of the Credit Agreement, then all references to Lender herein shall be deemed to include any relevant assignee or participant.

          Section 6.5. Amendments, Modifications and Waivers. No amendment, modification or waiver of any provision of this Agreement shall be effective unless the same shall be in writing and signed by each of the parties hereto, and then such amendment, modification or waiver shall be effective only in the specific instance and for the specific purpose for which it is given.

          Section 6.6. Headings. The section headings contained in this Agreement are and shall be without meaning or content whatsoever and are not part of this Agreement.

          Section 6.7 Subordination and Lien Priority Provisions. The subordination and lien priority provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of Lender and Seller, and may not be relied upon or enforced by any party other than Lender and Seller. Nothing contained in this Agreement is intended to or shall impair the obligation of any CIS Party to pay the Lender Obligations and the Seller Obligations as and when the same shall become due and payable in accordance with their respective terms, or to affect the relative rights of the creditors of any CIS Party, other than Lender and Seller as between themselves.

          Section 6.8. Credit Analysis. Secured Creditors shall each be responsible for keeping themselves informed of (i) the financial condition of all endorsers and/or guarantors of the Lender Obligations and the Seller Obligations and (ii) all other circumstances bearing upon the risk of nonpayment of the Lender Obligations and the Seller Obligations. Secured Creditors shall have no duty to advise the other of information known to it regarding such condition or any such other circumstances.

          Section 6.9. Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of the Secured Creditor Documents, the provisions of this Agreement shall govern.

          Section 6.10. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same document.

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

          Section 6.11. No Third Party Beneficiaries. This Agreement and the rights and benefits hereof shall inure solely to the benefit of Lender and Seller and their respective successors and permitted assigns and no other Person (including, without limitation, the CIS Parties, any Person who refinances either the Lender Obligations or the Seller Obligations or any trustee, receiver, debtor-in-possession or bankruptcy estate in a bankruptcy or like proceeding) shall have or be entitled to assert rights or benefits hereunder.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized representatives as of the date first above written.


                          "SELLER"

                          FIRST FINANCIAL MANAGEMENT CORPORATION


                          By:  /s/ Stephen D. Kane
                             --------------------------------
                             Name:
                             Title: Vice Chairman


                          "LENDER"

                          GENERAL ELECTRIC CAPITAL
                          CORPORATION


                          By:  /s/ Dan Pengue
                             --------------------------------
                             Title:

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                             CONSENT AND AGREEMENT


          Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Intercreditor Agreement as of the date thereof and agrees to be bound by the terms and provisions thereof and take no action which is inconsistent with, or to contest or challenge the validity of, any term or provision thereof, and agrees that its successors and assigns shall be bound by the foregoing.


                          C.I.S. TECHNOLOGIES, INC.


                          By:  /s/ Richard V. Souders
                              --------------------------------
                            Title: Sr. Vice President


                          C.I.S., INC.


                          By:  /s/ Richard V. Souders
                              --------------------------------
                            Title: Sr. Vice President


                          HOSPITAL BILLING ANALYSIS, INC.


                          By:  /s/ Phillip D. Kurtz
                              --------------------------------
                            Title: Vice President


                          AMSC, INC.


                          By:  /s/ Richard A. Evans
                              --------------------------------
                            Title: Vice President


                          HOSPITAL COST CONSULTANTS, INC.


                          By: /s/ Phillip D. Kurtz
                             ---------------------------------
                            Title: Vice President

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            THIS PAGE MUST BE KEPT AS THE LAST PAGE OF THE DOCUMENT.

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